Provisions	6 Months Ended
Jun. 30, 2021
Provisions [Abstract]
Disclosure of provisions [text block]
Provisions
As of June 30, 2021, the Group recognized € 2.6 billion (December 31, 2020: € 2.4 billion) in provisions on its balance sheet. These relate to operational risk, civil litigation, regulatory enforcement, restructuring, allowances for credit related off-balance sheet positions and other matters, including bank levies. The consolidated financial statements contained in our Annual Report 2020 describe our provisions as of December 31, 2020, in Note 19 “Allowance for credit losses”, and Note 27 “Provisions”.
Civil litigation and regulatory enforcement matters
Within provisions as of June 30, 2021, the Group recognized provisions relating to civil litigation of € 0.5 billion (December 31, 2020: € 0.4 billion) and provisions relating to regulatory enforcement matters of € 0.4 billion (December 31, 2020: € 0.5 billion). For some matters for which the Group believes an outflow of funds is probable, no provisions were recognized, as the Group could not reliably estimate the amount of the potential outflow.
For the matters for which a reliable estimate can be made, the Group currently estimates that, as of June 30, 2021, the aggregate future loss of which the possibility is more than remote but less than probable is approximately € 2.0 billion for civil litigation matters (December 31, 2020: € 2.1 billion) and € 0.1 billion for regulatory enforcement matters (December 31, 2020: € 0.2 billion). These figures include matters where the Group’s potential liability is joint and several and where the Group expects any such liability to be paid by a third party. For other significant civil litigation and regulatory enforcement matters, the Group believes the possibility of an outflow of funds is more than remote but less than probable but the amount is not reliably estimable, and accordingly such matters are not included in the contingent liability estimates. For still other significant civil litigation and regulatory enforcement matters, the Group believes the possibility of an outflow of funds is remote and therefore has neither recognized a provision nor included them in the contingent liability estimates.
Note 27 “Provisions” to the consolidated financial statements contained in our Annual Report 2020 sets forth, in the section thereof captioned “Current Individual Proceedings”, descriptions as of the date of such consolidated financial statements of civil litigation and regulatory enforcement matters or groups of matters for which the Group has taken material provisions, or for which there are material contingent liabilities that are more than remote, or for which there is the possibility of material business or reputational risk; similar matters are grouped together and some matters consist of a number of proceedings or claims. The disclosed matters include matters for which the possibility of a loss is more than remote but for which the Group cannot reliably estimate the possible loss.
BGH. On April 27, 2021, the German Federal Court of Justice (BGH) issued a ruling that certain clauses used in the Bank’s General Terms and Conditions, which assume the customer consents following a notice and non-objection period, are void in relation to consumers (Verbraucher). The Group received the written reasoning for this judgment on May 27, 2021. The relevant clauses were widely used in the German banking industry. The BGH overturned the prior decisions of both the Regional Court and Higher Regional Court of Cologne, which had dismissed the claim brought forward by a consumer protection association. As a result of this ruling, fees introduced or increased on the basis of this modification mechanism are potentially ineffective and consumers (Verbraucher) can claim repayment of respective banking fees for periods starting 2018. The Group has established a civil litigation class provision of € 130 million in the second quarter of this year with respect to this matter.